                                                                    EXHIBIT 99.1

                            JDN REALTY CORPORATION

                             EARNINGS RELEASE AND
                           SUPPLEMENTAL INFORMATION

                        Quarter Ended December 31, 1997

                               TABLE OF CONTENTS


PRESS RELEASE............................................................  1

INVESTOR INFORMATION.....................................................  5

CONDENSED CONSOLIDATED BALANCE SHEETS....................................  6

CONDENSED CONSOLIDATED STATEMENTS OF INCOME..............................  7

FUNDS FROM OPERATIONS CALCULATION........................................  9

PROJECTS UNDER CONSTRUCTION.............................................. 10

KEY RATIOS............................................................... 11

DEBT ANALYSIS............................................................ 12

NET OPERATING INCOME..................................................... 13

TENANT INFORMATION....................................................... 14

OPERATING PORTFOLIO...................................................... 15

LEASE EXPIRATION SCHEDULE................................................ 17

                                                           FOR IMMEDIATE RELEASE

                                                     Contact:  William J. Kerley
                                                         Chief Financial Officer
                                                                  (404) 262-3252



                     JDN REALTY CORPORATION REPORTS RECORD
                FINANCIAL PERFORMANCE AND DEVELOPMENT ACTIVITY
                     FOR THE FOURTH QUARTER AND FULL-YEAR

ATLANTA, GA (January 28, 1998) - JDN Realty Corporation (NYSE: JDN) today announced results for the quarter ended December 31, 1997. For the fourth quarter, funds from operations increased 59.7% to $11.0 million compared with funds from operations in the fourth quarter of 1996 of $6.9 million. Funds from operations per share increased 12.5% to $0.65, compared with funds from operations per share in the fourth quarter of 1996 of $0.58 per share. Net income increased 72.4% to $7.9 million, or $0.47 per share, compared with net income in the fourth quarter of 1996 of $4.6 million, or $0.39 per share. Total revenues increased 46.7% to $14.5 million, compared with total revenues of $9.9 million in the fourth quarter of 1996.

For the year ended December 31, 1997, funds from operations increased 52.7% to $37.7 million compared with funds from operations for the year ended December 31, 1996, of $24.7 million. Funds from operations per share increased 10.1% to $2.45 for the year ended December 31, 1997, compared with funds from operations per share for the year ended December 31, 1996, of $2.23 per share. Net income increased 27.6% to $21.3 million, or $1.38 per share, compared with net income for the year ended December 31, 1996, of $16.7 million, or $1.50 per share. Total revenue increased 31.1% to $48.0 million, compared with total revenue of $36.6 million for the year ended December 31, 1996.

Commenting on the results, J. Donald Nichols, chairman and chief executive officer, stated, "Through a disciplined and dedicated growth strategy, we are excited to report another record year in terms of financial performance, developments completed and developments started. During the fourth quarter, we strengthened our capital structure by successfully completing a stock offering of three million shares that raised approximately $90.0 million. The proceeds were used to fund the Company's development, redevelopment and acquisition activities. Also during the quarter, we completed the development of approximately 869,000 square feet of owned gross leasable area (GLA). This brings our total development completions for the year to over 1.7 million square-feet of owned GLA. Furthermore, our development and redevelopment activity continues to remain strong with 29 projects currently under construction which, when completed, will represent an investment of $270.9 million. Due to this activity, our current development pipeline is more than double the development pipeline as of December 31, 1996."

Nichols continued, "We continue to anticipate the completion of more than $180.0 million of new developments in 1998, and the announced projects expected to be delivered in 1998 are already 90.7% leased or committed."

Nichols continued further, "Our Company's growth strategy continues to payoff for our shareholders. We reported a total return for the year of 24.3% and an average of 23.9% per year over the last three years."

Nichols stated, "As I mentioned last quarter, we continue to see positive results from our Strategic Alliance program. Through these relationships we are better able to evaluate more opportunities and accept only those developments that best match the Company's strategy."

During the fourth quarter, the Company had approximately 869,000 square feet of grand openings, which were 96.0% leased and represent an investment of approximately $67.5 million, including:

 . In Cordele, Georgia, the grand opening of a 149,704 square-foot Wal-Mart and 26,350 square feet of retail shop space. The project is 94.7% leased.

 . In Cumming, Georgia, the grand opening of a 27,900 square-foot Goody's, a 23,500 square-foot OfficeMax, and 2,400 square feet of retail shop space. The project is 99.5% leased.

 . In Greensboro, North Carolina, the grand opening of a 58,876 square-foot
  Kroger, a 42,296 square-foot Babies R Us, a 26,040 square-foot PetsMart, and 67,725 square feet of retail shop space. The project is 88.2% leased.

 . In Lilburn, Georgia, the grand opening of a 132,847 square-foot Lowe's. The project is 100.0% leased.

 . In Marietta, Georgia, the grand opening of a 132,847 square-foot Lowe's. The project is 92.6% leased.

 . In Woodstock, Georgia, the grand opening of a 132,847 square-foot Lowe's. The project is 100.0% leased.

 . In Conyers, Georgia, the grand opening of 7,300 square feet of retail shop space. The project is 98.6% leased.

 . In Monaca, Pennsylvania, the grand opening of 16,725 square feet of retail shop space. The project is 94.6% leased.

During the fourth quarter, the Company began construction on 13 projects with approximately 1.9 million square feet of company-owned gross leasable area that, when completed, will represent an investment of approximately $127.5 million.

Nichols added, "In addition to our development and redevelopment activities, we have continued to selectively acquire shopping centers. During the quarter, we purchased a shopping center in Topeka, Kansas, and immediately began its redevelopment. This acquisition brings the total number of acquisitions for the year to eight. These acquisitions have added more than 780,000 square feet of gross leasable area to our operating portfolio. We have been able to diversify geographically as well as within our tenant base through our selective acquisitions. In addition, we have under contract a portfolio of five shopping centers in Milwaukee, Wisconsin, which we expect to close in February. These shopping centers will further diversify our portfolio."

For the fourth quarter, the Company announced the following leasing and property management information:

 . On a same property basis, annualized base rent per square foot increased to $6.59 as of December 31, 1997, from $6.52 as of December 31, 1996.

 . New leases were signed for 30,161 square feet at an average rental rate of $11.97 per square foot.

 . 70 tenants incurred contractual rental increases averaging 4.5%.

 . At the end of the quarter the Company's portfolio was 97.1% leased.

The Company paid a cash dividend of $0.50 per share on December 23, 1997, to shareholders of record on December 12, 1997. The dividend is equivalent to an annualized dividend of $2.00 per share and represents a payout ratio of 76.8% of funds from operations for the quarter, compared with 82.0% for the fourth quarter of 1996.

JDN Realty Corporation is a real estate company specializing in the development and asset management of retail shopping centers anchored by value-oriented retailers. Headquartered in Atlanta, Georgia, the Company owns and operates directly or indirectly 68 properties, containing approximately 8.3 million square feet of gross leasable area, located in 12 states. The common stock of JDN Realty Corporation is listed on the New York Stock Exchange under the symbol JDN.

For additional information, visit the Company's home page on the Internet at http://www.irinfo.com/jdn.
--------------------------

                             FINANCIAL HIGHLIGHTS
                                  (Unaudited)

(In thousands, except per share data)
                                            Three Months Ended December 31,
                                               1997       1996    Percent
                                               ----       ----    -------
                                                                   Change
                                                                   ------
Total revenues                               $14,473    $ 9,867    46.7%
Net income                                   $ 7,926    $ 4,598    72.4%
Funds from operations                        $11,028    $ 6,907    59.7%
Net income per share:
   Basic                                     $  0.47    $  0.39    21.4%
   Diluted                                   $  0.46    $  0.38    20.5%
Funds from operations per share              $  0.65    $  0.58    12.5%
Dividends per share                          $ 0.500    $ 0.475     5.3%


                                                  Year Ended December 31,
                                               1997        1996    Percent
                                               ----        ----    -------
                                                                    Change
                                                                    ------
Total revenues                               $48,005     $36,623    31.1%
Income before extraordinary items            $27,233     $16,682    63.2%
Net income                                   $21,293     $16,682    27.6%
Funds from operations                        $37,701     $24,683    52.7%
Net income per share:
   Basic                                     $  1.38     $  1.50    (8.0)%
   Diluted                                   $  1.36     $  1.50    (9.1)%
Funds from operations per share              $  2.45     $  2.23    10.1%
Dividends per share                          $ 1.975     $ 1.880     5.1%

Gross leasable square
  footage (operating) (1)                      8,327       6,135    35.7 %
Percent leased (1)                              97.1%       98.2%   (1.1)%


(1) As of the end of the applicable period.

Note: In the fourth quarter of 1997 the Company adopted Statement of Financial Accounting Standard No. 128 Earnings Per Share and restated all prior earnings per share to conform to the new requirements. The standard requires the Company to present two measures of earnings per share. Basic earnings per share is based upon the weighted average common shares outstanding for the period, while diluted earnings per share includes the effects of additional shares resulting primarily from stock-based compensation.

A copy of the Company's supplemental materials for the quarter ended December 31, 1997, is available to interested parties upon written request to:

                      Charles Talbert, Investor Relations
                            JDN Realty Corporation
                           3340 Peachtree Road, N.E.
                                  Suite 1530
                            Atlanta, Georgia 30326
                              Fax: (404) 364-6446

INVESTOR INFORMATION

RESEARCH COVERAGE:

A.G. Edwards & Sons, Inc.              Marsha J. Camp       (314) 955-5369
                                       Ann L. Melnick       (314) 955-2947

BT Alex. Brown                         Kevin Comer          (212) 250-5941
                                       Evelyn Leon-Infurna  (212) 250-6325

Equitable Securities Corporation       Matt H. Dobson, V    (615) 780-4149
                                       Jeff Hoskins         (615) 780-9427

J.C. Bradford & Co.                    Steve Temple         (615) 748-9537

Merrill Lynch & Co.                    Eric I. Hemel        (212) 449-0334
                                       Steve Sakwa          (212) 449-0335

The Robinson-Humphrey Company, Inc.    James H. Kammert     (404) 266-6000

Smith Barney Inc.                      William A. Acheson   (212) 816-1923
                                       David M. Sherman     (212) 816-8408

FIXED INCOME ANALYSTS:

BT Alex. Brown                         Susan Stack          (212) 250-8746

Duff & Phelps Credit Rating Co.        Mark L. Berry        (212) 908-0236

Merrill Lynch & Co.                    John Forrey          (212) 449-1812

Moody's Investor Service               Thierry B. Perrein   (212) 553-1331

Smith Barney Inc.                      Cornell Faunt LeRoy  (212) 723-5085

Standard & Poor's                      William J. Haley     (212) 208-1286

SENIOR UNSECURED DEBT RATINGS:

     Moody's Investors Service            Baa3
     Standard & Poor's Corporation        BBB-
     Duff & Phelps Credit Rating Co.      BBB-

QUARTERLY RESULTS:

The Company plans to announce quarterly results according to the following schedule:

     First Quarter 1998                        Late April 1998
     Second Quarter 1998                       Late July 1998
     Third Quarter 1998                        Late October 1998
     Fourth Quarter 1998                       Late January 1999

                             JDN REALTY CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS

                                                               December 31,    December 31,
                                                                  1997            1996
                                                              -------------   -------------
                                                              (Unaudited)
                                                                    (In thousands)
ASSETS
     Shopping center properties, at cost:
        Land                                                   $ 85,837        $ 50,455
        Buildings and improvements                              397,110         262,568
        Property under development                               52,356          19,646
                                                               ---------       ---------
                                                                535,303         332,669
        Less: accumulated depreciation and amortization         (38,306)        (27,973)
                                                               ---------       ---------
            Shopping center properties, net                     496,997         304,696
     Cash and cash equivalents                                   11,439           2,709
     Restricted cash - escrow                                       186           3,659
     Rents receivable                                             2,745           2,208
     Investments in and advances to unconsolidated entities      72,743          41,253
     Deferred costs, net of amortization                          4,189           6,181
     Other assets                                                11,454          11,280
                                                               ---------       ---------
                                                               $599,753        $371,986
                                                               =========       =========

LIABILITIES AND SHAREHOLDERS' EQUITY
     Liabilities
        Unsecured notes payable                                $159,511        $    --
        Unsecured line of credit                                 43,500             --
        Mortgage notes payable                                   13,591         141,882
        Accounts payable and accrued expenses                     6,719           1,999
        Other liabilities                                         4,844           1,566
                                                               ---------       ---------
            Total Liabilities                                   228,165         145,447

     Shareholders' Equity
        Preferred stock, par value $.01 per share-
            authorized 20,000,000 shares, none outstanding          --              --
        Common stock, par value $.01 per share-
            authorized 150,000,000 shares, issued and
            outstanding 18,497,227 and 13,056,054 shares
            in 1997 and 1996, respectively                          185             131
        Paid-in capital                                         378,492         233,497
        Accumulated deficit                                      (7,089)         (7,089)
                                                               ---------       ---------
            Total Shareholders' Equity                          371,588         226,539
                                                               ---------       ---------
                                                               $599,753        $371,986
                                                               =========       =========


                             JDN REALTY CORPORATION
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)

                                              Three Months Ended December 31,
                                                   1997            1996
                                                 --------        -------
                                                      (In thousands)
Revenues:
     Minimum and percentage rents                $ 13,043        $ 8,878
     Recoveries from tenants                        1,401            941
     Other revenue                                     29             48
                                                 --------        -------
         Total revenues                            14,473          9,867

Operating expenses:
     Operating and maintenance                        938            715
     Real estate taxes                                865            451
     General and administrative                     1,322            932
     Depreciation and amortization                  3,005          2,080
                                                 --------        -------
         Total operating expenses                   6,130          4,178
                                                 --------        -------

     Income from operations                         8,343          5,689

Other income (expense):
     Interest expense, net                         (1,559)        (1,559)
     Other income, net                                318             24
     Equity in net income of
        unconsolidated entities                       824            444
                                                 --------        -------
         Net income                              $  7,926        $ 4,598
                                                 ========        =======

Net income per share:
     Basic                                       $   0.47        $  0.39
                                                 ========        =======
     Diluted                                     $   0.46        $  0.38
                                                 ========        =======

                             JDN REALTY CORPORATION
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)

                                                                  Year Ended December 31,
                                                                1997                 1996
                                                         -----------------        ------------
                                                                      (In thousands)
Revenues:
     Minimum and percentage rents                        $    43,346          $   32,933
     Recoveries from tenants                                   4,512               3,475
     Other revenue                                               147                 215
                                                         ------------        ------------
        Total revenues                                        48,005              36,623

Operating expenses:
     Operating and maintenance                                 3,201               2,586
     Real estate taxes                                         2,540               1,817
     General and administrative                                4,265               3,367
     Depreciation and amortization                            10,130               7,786
                                                         ------------        ------------
        Total operating expenses                              20,136              15,556
                                                         ------------        ------------
     Income from operations                                   27,869              21,067

Other income (expense):
     Interest expense, net                                    (4,856)             (5,868)
     Other income, net                                         1,205                  68
     Equity in net income of unconsolidated entities           3,367               1,415
                                                         ------------        ------------

Income before net loss on real estate sales and
     extraordinary items                                      27,585              16,682
Net loss on real estate sales                                   (352)                  -
                                                         ------------        ------------

Income before extraordinary items                             27,233              16,682
Extraordinary items                                           (5,940)                  -
                                                         ------------        ------------
        Net income                                       $    21,293          $   16,682
                                                         ============        ============

Net income per share:
     Basic                                               $      1.38          $     1.50
                                                         ============        ============
     Diluted                                             $      1.36          $     1.50
                                                         ============        ============


JDN REALTY CORPORATION
FUNDS FROM OPERATIONS CALCULATION
FUNDS AVAILABLE FOR DISTRIBUTION CALCULATION


(Dollars in thousands, except per share data)               Three Months Ended December 31,     Year Ended December 31,
                                                            -------------------------------     -----------------------
                                                                    1997        1996               1997         1996
                                                                  -------     -------            -------      -------
FUNDS FROM OPERATIONS:
Net income                                                        $21,293     $ 7,926            $ 4,598      $16,682
Depreciation of real estate assets                                  2,836       1,950              9,497        7,303
Amortization of tenant allowances and tenant improvements              38          23                144          104
Amortization of deferred leasing commissions                           74          67                291          255
Net loss on real estate sales                                           -           -                352           15
Extraordinary items                                                     -           -              5,940            -
Adjustments related to activities in unconsolidated entities          154         269                184          324
                                                                  -------     -------            -------      -------
FFO                                                               $11,028     $ 6,907            $37,701      $24,683
                                                                  =======     =======            =======      =======

FFO per share:                                                    $  0.65     $  0.58            $  2.45      $  2.23
                                                                  =======     =======            =======      =======

Weighted average shares outstanding (in thousands)                 16,929      11,925             15,377       11,086
                                                                  =======     =======            =======      =======

FUNDS AVAILABLE FOR DISTRIBUTION:

FFO                                                               $11,028     $ 6,907            $37,701      $24,683
Adjustments:
     Amortization of deferred loan costs                              182         335                908        1,278
     Other depreciation and amortization                               57          40                198          124
     Straight-line rent                                              (241)         (6)              (297)          14
     Tenant allowances and tenant improvements                        (62)        (88)              (438)        (239)
     Leasing commissions                                              (12)        (53)              (153)        (163)
     Building improvements                                           (287)        (78)              (723)        (288)
                                                                  -------     -------            -------      -------
Funds available for distribution                                  $10,665     $ 7,057            $37,196      $25,409
                                                                  =======     =======            =======      =======
Funds available for distribution per share                        $  0.63     $  0.59            $  2.42      $  2.29
                                                                  =======     =======            =======      =======
Dividends per share                                               $ 0.500     $ 0.475            $ 1.975      $ 1.880
                                                                  =======     =======            =======      =======
Payout ratio of FFO                                                  76.8%       82.0%              80.6%        84.4%
                                                                  =======     =======            =======      =======
Payout ratio of funds available for distribution                     79.5%       80.3%              81.7%        82.0%
                                                                  =======     =======            =======      =======

JDN REALTY CORPORATION AND JDN DEVELOPMENT COMPANY, INC.
PROJECTS UNDER CONSTRUCTION - DECEMBER 31, 1997

                                                      TOTAL GLA        ACTUAL OR
                                 TOTAL     TOTAL GLA   PERCENT          EXPECTED
                               GLA UNDER    LEASED/    LEASED/           RENTAL              STORES UNDER
         LOCATION            CONSTRUCTION  COMMITTED  COMMITTED      COMMENCEMENT            CONSTRUCTION
---------------------------  ------------  ---------  ---------   -----------------  -----------------------------------------------
CUMMING, GA (1)                 12,000        12,000    100.0%           1st Qtr 98  Shoe Carnival
GREENSBORO, NC (2)              86,584        86,584    100.0%           1st Qtr 98  Kohl's
MARIETTA, GA (8)                18,200         7,000     38.5%           1st Qtr 98  Shops
GULF BREEZE, FL                206,358       181,558     88.0%           1st Qtr 98  Wal-Mart (3), Shops
GALLIPOLIS, OH                 202,158       179,958     89.0%           3rd Qtr 98  Wal-Mart, Shops
SUWANEE, GA (5)                 25,200         3,150     12.5%           2nd Qtr 98  Shops
BRANDON, FL                    112,000       100,000     89.3%           2nd Qtr 98  Jumbo Sports, Linens N Things (4), Shops
JACKSON, MS                     52,917        31,317     59.2%           2nd Qtr 98  Office Depot, Shops
WILMINGTON, NC                 261,990       242,540     92.6%           2nd Qtr 98  Target (3), Marshalls, PetsMart,
                                                                                     Office Max, Shops
WINSTON-SALEM, NC               15,000             0      0.0%           3rd Qtr 98  Shops
MURFREESBORO, TN               403,825       398,825     98.8%           4th Qtr 98  Lowe's (3), Target (3), Toys "R" Us (3),
                                                                                     Rhodes (4), T.J. Maxx (4),
                                                                                     BooksAMillion (4), Shops
GREENSBORO, NC - NORTH         249,356       122,000     48.9%    4th Q 98/1st Q 99  Target (3), Grocery Anchor
ALPHARETTA, GA                 129,044       129,044    100.0%           3rd Qtr 98  Lowe's
STONE MOUNTAIN, GA             250,336       226,936     90.7%    3rd Q 98/2nd Q 99  Lowe's (4), Grocery, Anchor, Shops
BUFORD, GA                     389,459       357,659     91.8%           4th Qtr 98  Wal-Mart (4), Lowe's, Anchor
MONROE, LA (7)                 209,540       130,000     62.0%    3rd Q 98/1st Q 99  Home Depot (3)
GREENSBORO, NC - PHII           41,800             0      0.0%           1st Qtr 99  Shops
WOODSTOCK, GA                  123,011       123,011    100.0%           3rd Qtr 98  Anchor
TUCKER, GA                     255,009       224,332     88.0%           3rd Qtr 98  Wal-Mart (3), Kroger (4), Goody's (4), Shops
MONACA, PA - PH II             182,857       142,857     78.1%           1st Qtr 99  Office Max (4), Shop N Save (4), Petsmart (4)
                                                                                     Phar-Mor (4), Shops
MACON, GA                      101,162       101,162    100.0%           1st Qtr 99  Anchor
NASHVILLE, TN - CH. PIKE       386,628       329,128     85.1%    4th Q 98/1st Q 99  Wal-Mart (4), Lowe's (4), Shops
BRANDON, FL                    180,420        63,420     35.2%   2nd Q 99/ 1st Q 00  Publix, Anchors, Shops
IRVING, TX                     656,598       392,084     59.7%    1st Q 99/4th Q 99  Wal-Mart (3), Theater (3), Anchors, Shops
ROCKY MOUNT, NC                 59,025        54,025     91.5%           4th Qtr 98  Goody's (4), Petsmart (4), Pier 1 (4), Shops
                             ---------     ---------

TOTAL                        4,610,477     3,638,590     78.9%
                             =========     =========
TOTAL OWNED                  3,379,167     2,407,280     71.2%
                             =========     =========
TOTAL NON-OWNED              1,231,310     1,231,310    100.0%
                             =========     =========

RE-DEVELOPMENT
----------------
SOUTH BOSTON, VA    Expanding Wal-Mart by 106,316 square feet.
                    Expected completion 2nd Qtr 98.
CANTON, GA          Replacing existing dark Wal-Mart with 60,000
                    square foot Ingles.  Expected completion 4th Qtr 98.
CARTERSVILLE, GA    Replacing existing dark Wal-Mart with 60,000 square foot
                    Ingles.  Expected completion 4th Qtr 98.
TOPEKA, KS          Relocating Bauerfeld's Grocery to new 47,860 square foot
                    space.  Expected completion 1st Qtr 99.

                                                          TOTAL GLA       TOTAL GLA
                                TOTAL         OWNED        LEASED/      PERCENT LEASED/     ACTUAL/ESTIMATED
                                 GLA           GLA        COMMITTED       COMMITTED           PROJECT COST
                              ---------     ---------     ---------     ---------------     ----------------
1ST QTR 1997                    166,995       166,995       165,395          99.0%            $ 12,574,375
2ND QTR 1997                    141,900        10,800       141,900         100.0%               1,997,460
3RD QTR 1997                    843,366       721,366       833,866          98.9%              55,072,892
4TH QTR 1997                    975,153       847,357       925,853          94.9%              63,125,169
                              ---------     ---------     ---------         -----             ------------
        TOTAL 1997            2,127,414     1,746,518     2,067,014          97.2%            $132,769,896
                              =========     =========     =========         =====             ============

1ST QTR 1998 (6)                412,142       232,184       376,142          91.3%            $ 20,519,921
2ND QTR 1998 (6)                563,665       441,665       466,365          82.7%              41,662,643
3RD QTR 1998 (6)                806,061       541,418       736,984          91.4%              44,970,536
4TH QTR 1998 (6)              1,206,993       802,368     1,132,593          93.8%              59,234,923
                              ---------     ---------     ---------         -----             ------------
        TOTAL 1998            2,988,861     2,017,635     2,712,084          90.7%             166,388,023
TOTAL 1999 AND BEYOND (6)     1,621,616     1,361,532       926,506          57.1%             104,514,871
                              ---------     ---------     ---------         -----             ------------
TOTAL ESTIMATED               4,610,477     3,379,167     3,638,590          78.9%             270,902,894
                              =========     =========     =========         =====
TOTAL COST TO DATE                                                                              86,261,898
                                                                                              ------------
TOTAL COST TO COMPLETE                                                                        $184,640,996
                                                                                              ============

(1) Company has already placed in service 386,648 square feet, of which 256,648 is owned.
(2) This project contains a total of 456,522 square feet of which 369,938 square feet is already in service.
(3) Retailer will build and own its portion of the shopping center.
(4) Tenant has committed to lease but has not yet delivered a signed lease agreement to the Company and, therefore, there can be no assurance that a lease agreement with this tenant will be executed.
(5) Shops are adjacent to a 10,800 square foot Pike Nurseries already in operation.
(6) Estimated based on announced projects for 1998, 1999 and Beyond.
(7) Property held through a Joint Venture interest.
(8) Company placed in service a 132,847 square foot Lowe's November 25, 1997.

JDN REALTY CORPORATION
KEY RATIOS
DECEMBER 31, 1997

                                                                                                          As of or for the
                                                                                                  Three Months Ended December 31,
                                                                                                 --------------------------------
                                                                                                     1997              1996
                                                                                                 ------------      --------------
COVERAGE RATIOS
       Interest Coverage Ratio (EBITDA/Interest expense)                                              8.01             5.28
       Debt Service Coverage Ratio (EBITDA/Interest expense + Scheduled principal payments)           7.69             4.54
       EBITDA/Interest Incurred (Before Capitalized Interest)                                         2.80             2.68
DEBT/EQUITY RATIO
       Total debt/Total market capitalization                                                         26.6%            28.2%
RETURN ON INVESTMENT RATIO
       Annualized return on operating real estate investments (EBITDA/Average
              operating real estate investments (undepreciated book value))                           11.3%            11.3%
OVERHEAD RATIOS
       Annualized general & administrative expenses/Average total assets                              0.9%              1.0%
       General & administrative expenses/Total revenues                                               9.1%              9.4%
RECOVERABLE EXPENSES RATIOS
       Recoveries as a percent of recoverable expenses                                               89.8%             94.1%
       Recoveries as a percent of operating and maintenance expenses and real estate taxes           74.0%             74.8%
PAYOUT RATIOS
       FFO payout ratio (Declared dividends/FFO)                                                     76.8%             82.0%
MARKET CAPITALIZATION CALCULATIONS
       Shares outstanding (end of quarter)                                                      18,497,227        13,056,054
       Stock price (end of quarter)                                                                 32.375            27.625
                                                                                              ------------      ------------
              Equity market capitalization                                                    $598,847,724      $360,673,492
       Total debt (end of quarter)                                                             216,602,432       141,882,184
                                                                                              ------------      ------------
              Total market capitalization                                                     $815,450,156      $502,555,676
                                                                                             =============      ============
EBITDA CALCULATION
       Income before extraordinary items                                                       $ 7,926,393      $  4,597,960
       Plus:  Depreciation and amortization                                                      3,006,050         2,080,320
              Interest expense, net                                                              1,558,615         1,559,382
                                                                                              ------------      ------------
       EBITDA                                                                                 $ 12,491,058      $  8,237,662
                                                                                              ============      ============

JDN REALTY CORPORATION
DEBT ANALYSIS
DECEMBER 31, 1997

OUTSTANDING DEBT:

                                                                                                           PERCENT
                                                                  PRINCIPAL     INTEREST     MATURITY      OF TOTAL      MONTHS TO
                                                                   BALANCE        RATE         DATE      INDEBTEDNESS     MATURITY
                                                              ---------------   ---------- -----------   -------------   ----------
                                                               (in thousands)
Fixed Rate
     2004 Bonds Payable                                         $  74,767        7.09% (1)   04-Aug-04        34.5%             79
     2007 Bonds Payable                                            84,744        7.22% (1)   04-Aug-07        39.2%            115
     Mortgage note payable - Richmond, Kentucky                     6,429        7.00%       01-Dec-03         3.0%             71
     Mortgage note payable - Jackson, Mississippi                   7,162        9.25%       01-Mar-17         3.3%            230
                                                              ------------   ----------                   ---------       ---------
                                                                  173,102        7.24%                        80.0%            103
Floating Rate
     Unsecured Credit Facility                                     43,500         7.99% (2)  22-May-00        20.0%             29
                                                              ------------   ----------                   ----------      ---------
                                                                   43,500        7.99%                        20.0%             29
                                                              ------------   ----------                   ----------      ---------
                                                                $ 216,602        7.39%                       100.0%             88
                                                              ============  ==========                   ==========       =========

WEIGHTED AVERAGE INTEREST RATES:

                                                                                  WEIGHTED            WEIGHTED
                                                                PRINCIPAL         AVERAGE             AVERAGE
                                                                 BALANCE      INTEREST RATE (3)   INTEREST RATE (4)
                                                              -------------   -----------------   -----------------
     Fixed Rate Debt                                            $ 173,102              7.24%            6.98%
     Hedged Floating Rate Debt                                     43,500              8.43%            7.88%

     Floating Rate Debt                                                 -              7.99%            7.43%
                                                                ----------        ---------        ---------
     Total Debt                                                 $ 216,602              7.48%            7.16%
                                                                ==========        =========        =========

DEBT MATURITIES:
(dollars in thousands)

                                                                                                     CUMULATIVE
                                                                                     % OF               % OF
                         SCHEDULED                                                   DEBT               DEBT
        YEAR            AMORTIZATION      MATURITIES            TOTAL              EXPIRING           EXPIRING
---------------------------------------------------------------------------------------------------------------
        1998             $   281          $      -            $     281                0.1%             0.1%
        1999                 304                 -                  304                0.1%             0.2%
        2000                 330            43,500               43,830               20.2%            20.4%
        2001                 358                 -                  358                0.3%            20.7%
        2002                 389                 -                  389                0.2%            20.9%
        2003                 385             5,462                5,847                2.7%            23.6%
        2004                 246            74,767               75,013               34.6%            58.2%
        2005                 269                 -                  269                0.1%            58.3%
        2006                 295                 -                  295                0.1%            58.4%
        2007                 324            84,744               85,068               39.3%            97.7%
        2008                 355                 -                  355                0.2%            97.9%
     Thereafter            4,593                 -                4,593                2.1%           100.0%
                      -----------------------------------------------------------------------
                        $  8,129         $ 208,473            $ 216,602              100.0%
                      =======================================================================


(1)  Represents stated rate plus amortization of deferred loan costs.
(2)  Stated rate of LIBOR plus 1.25% plus amortization of deferred loan costs.
(3)  Interest when the amortization of deferred loan costs is included.
(4)  Interest when the amortization of deferred loan costs is not included.

JDN REALTY CORPORATION
NET OPERATING INCOME (1)
DECEMBER 31, 1997

(dollars in thousands)

                                          Three Months Ended December 31,
                                          -------------------------------
                                              1997              1996            Percent Change
                                             -------           -------          --------------
Same Properties (2)                          $ 7,491           $ 7,438                 0.7%

Acquisitions                                   2,036                28              7261.5%

Development / Redevelopment                    3,154             1,113               183.4%
                                             -------           -------             -------
                                             $12,681           $ 8,579                47.8%
                                             =======           =======             =======
                                              Year Ended December 31,
                                             -------------------------
                                              1997              1996            Percent Change
                                             -------           -------          --------------
Same Properties (2)                          $29,947           $29,587                 1.2%

Acquisitions                                   4,380                28             15734.8%

Development / Redevelopment                    7,840             2,354               233.0%
                                             -------           -------             -------
                                             $42,167           $31,969                31.9%
                                             =======           =======             =======

(1) Net operating income represents property revenues less property expenses excluding interest expense, depreciation and amortization.

(2) Same Properties represents the 40 properties owned and operating during the current period which were also owned and operated during the same period of the prior year.

JDN REALTY CORPORATION AND JDN DEVELOPMENT COMPANY, INC.
TENANT INFORMATION
DECEMBER 31, 1997

SIGNIFICANT TENANTS (GREATER THAN 1% OF ANNUALIZED BASE RENT):

                         NUMBER                                    PERCENT OF    PERCENT OF
                        OF STORES    ADDITIONAL     COMPANY        ANNUALIZED     COMPANY
TENANT                   LEASED       STORES*         GLA          BASE RENT        GLA
--------------------    ---------    ----------    ---------       ----------    ----------
Wal-Mart                   21             10       2,275,157         19.2%          27.3%
Lowe's                     11              2       1,239,415         15.8%          14.9%
Kroger                      8              2         471,466          6.0%           5.7%
Bruno's                     7              1         365,614          3.6%           4.4%
Kmart                       4              -         389,564          2.9%           4.7%
Food Lion                   8              -         236,079          2.8%           2.8%
Winn-Dixie                  5              -         201,453          2.0%           2.4%
Goody's                     5              -         125,220          1.6%           1.5%
Pike Nurseries              4              -          43,420          1.6%           0.5%
PETsMART                    3              -          78,195          1.2%           0.9%
Ingles                      5              -         150,612          1.1%           1.8%
Homeplace                   1              -          53,000          1.1%           0.6%
Blockbuster                 7              -          44,754          1.1%           0.5%
Dollar Tree                15              -          53,414          1.1%           0.6%
Circuit City                2              -          61,526          1.0%           0.7%
                          ---             --       ---------         ----           ----
      Total               106             15       5,788,889         62.1%          69.3%
                          ===             ==       =========         ====           ====

-----------
* Represents additional retail stores that are not owned by the Company but are a part of or adjacent to the Company's shopping center properties.

TENANT MIX:

                                                               PERCENT OF                     PERCENT OF      ANNUALIZED
                                                COMPANY         COMPANY        ANNUALIZED    ANNUALIZED     BASE RENT PER
TYPE OF TENANT SPACE                              GLA             GLA          BASE RENT      BASE RENT       LEASED SF
--------------------                           ---------       ----------     -----------    -----------    -------------
Anchor                                         6,429,479         77.2%        $40,575,649       69.5%          $ 6.31
Non-Anchor                                     1,651,811         19.9%         17,829,232       30.5%           10.79
Unleased                                         245,434          2.9%                  0        0.0%            0.00
                                               ---------        -----         -----------      -----           ------
         Total or Average                      8,326,724        100.0%        $58,404,881      100.0%          $ 7.23
                                               =========        =====         ===========      =====           ======
                                                               PERCENT OF                     PERCENT OF      ANNUALIZED
                                                COMPANY         COMPANY        ANNUALIZED    ANNUALIZED     BASE RENT PER
TYPE OF TENANT SPACE                              GLA             GLA          BASE RENT      BASE RENT       LEASED SF
--------------------                           ---------       ----------     -----------    -----------    -------------
National                                       5,628,377         67.6%        $37,423,760       64.0%          $ 6.65
Regional                                       1,657,768         19.9%         12,827,930       22.0%            7.74
Local                                            795,145          9.6%          8,153,191       14.0%           10.25
Unleased                                         245,434          2.9%                  0        0.0%            0.00
                                               ---------        -----         -----------      -----           ------
         Total or Average                      8,326,724        100.0%        $58,404,881      100.0%          $ 7.23
                                               =========        =====         ===========      =====           ======
                                                               PERCENT OF                     PERCENT OF      ANNUALIZED
                                                COMPANY         COMPANY        ANNUALIZED    ANNUALIZED     BASE RENT PER
TYPE OF RETAILER                                  GLA             GLA          BASE RENT      BASE RENT       LEASED SF
----------------                               ---------       ----------     -----------    -----------    -------------
Discount                                       2,790,513         33.5%        $13,894,510       23.8%          $ 4.98
Supermarket                                    1,654,183         19.9%         10,239,078       17.5%            6.19
Home Improvement                               1,115,730         13.4%          8,301,288       14.2%            7.44
Apparel                                          222,583          2.7%          1,883,966        3.2%            8.46
Restaurant                                       226,971          2.7%          2,953,800        5.1%           13.01
Video                                            104,221          1.3%          1,257,694        2.2%           12.07
Drug Store                                       145,596          1.7%          1,004,633        1.7%            6.90
Home Goods                                        93,223          1.1%          1,047,126        1.8%           11.23
Footwear                                         130,495          1.6%          1,378,894        2.4%           10.57
Other - Retail                                 1,122,064         13.5%         10,989,423       18.8%            9.79
Other - Service                                  475,711          5.7%          5,454,469        9.3%           11.47
Unleased                                         245,434          2.9%                  0        0.0%            0.00
                                               ---------        -----         -----------      -----           ------
         Total or Average                      8,326,724        100.0%        $58,404,881      100.0%          $ 7.23
                                               =========        =====         ===========      =====           ======

JDN REALTY CORPORATION AND JDN DEVELOPMENT COMPANY, INC.
OPERATING PORTFOLIO - DECEMBER 31, 1997

                                                                                        ANNUALIZED
                         YEAR BUILT/                                                     BASE RENT
                          RENOVATED      TOTAL     COMPANY    PERCENT    ANNUALIZED         PER
LOCATION                 OR EXPANDED     GLA(1)      GLA      LEASED     BASE RENT        LEASED SF           ANCHOR STORES
-----------------------------------------------------------------------------------------------------------------------------------
ALABAMA
  Decatur                  1965/1996    122,956    122,956     99.6%   $   803,068       $  6.56      Food World
  Gadsden                    1979       131,044     85,341     95.4%       304,262          3.74      Public Wholesale,
                                                                                                      Food World(2), Eckerd
  Opelika                  1993/1995    306,225    306,225    100.0%     1,826,603          5.96      Wal-Mart, Lowe's,
                                        ------------------             -----------                    Winn-Dixie, Goody's, CVS
    Sub Total                           560,225    514,522               2,933,933
    % of Portfolio Total                    5.2%       6.2%                    5.0%

FLORIDA
  Brandon                    1997       127,255          0      0.0%             0          0.00      Lowe's(2)
  Fort Walton Beach          1986       124,852     21,901     65.8%       178,626         12.40      Wal-Mart(2)
  Ocala                    1984/1991    183,818    151,338     92.9%       660,606          4.70      Wal-Mart, Winn Dixie
  Tallahassee              1990/1994    265,301    109,052     98.9%       734,060          6.81      Wal-Mart(2), Lowe's
                                        ------------------             -----------
    Sub Total                           701,226    282,291               1,573,292
    % of Portfolio Total                    6.6%       3.4%                    2.7%

GEORGIA
  Canton                     1983       131,128     65,252     89.7%       367,079          6.27      Ingles, Revco
  Canton (5)                 1996       238,026    238,026     99.4%     1,693,125          7.16      Wal-Mart
  Cartersville               1984       135,813    135,813     95.9%       514,933          3.95      Wal-Mart, Ingles, Eckerd
  Cartersville               1995       375,828    375,828    100.0%     2,332,014          6.21      Wal-Mart, Lowe's
  Conyers (4)                1996       428,116    126,998     98.6%     1,239,975          9.90      Wal-Mart(2), Home Depot(2),
                                                                                                      Rhodes, Sport Shoe Expo,
                                                                                                      Goody's, PetsMart
  Cordele                    1997       176,054    176,054     94.7%     1,008,045          6.05      Wal-Mart
  Cumming                    1997       387,748    256,648     99.5%     1,615,084          6.32      Wal-Mart, Home Depot(2),
                                                                                                      Goody's, OfficeMax
  Eastman                    1990        82,907     41,603    100.0%       280,378          6.74      Wal-Mart(2), Food Lion
  Fayetteville               1990       156,063    156,063     89.2%     1,255,572          9.02      Bruno's, Cinemark Movies,
                                                                                                      Revco
  Fort Oglethorpe          1973/1992    176,903    176,903     97.7%       779,307          4.51      Kmart, FoodMax, Revco
  Griffin                    1986       172,546     64,771     95.1%       413,911          6.72      Wal-Mart(2), Winn-Dixie
  LaFayette                  1990        70,849     70,849     85.0%       369,214          6.13      Food Lion, Goody's, Revco
  LaGrange                   1984        62,990     62,990    100.0%       233,063          3.70      Wal-Mart
  Lawrenceville - LTC      1989/1995    322,349    277,079     98.2%     2,174,588          7.99      Wal-Mart, Kroger,
                                                                                                      Regal Cinemas
  Lawrenceville - FFV        1990        89,064     89,064     97.2%       875,154         10.11      Winn-Dixie, Eckerd
  Lilburn                    1990        73,951     73,951     95.8%       620,846          8.76      Kroger
  Lilburn                    1997       132,847    132,847    100.0%           N/A          0.00      Lowe's
  Loganville                 1995        95,277     91,197    100.0%       926,318         10.16      Kroger
  Madison                    1989       106,100    106,100     92.3%       471,267          4.81      Wal-Mart, Ingles, Revco
  Marietta                   1997       132,847    132,847    100.0%           N/A          0.00      Lowe's
  Newnan                     1995       426,725    360,669     99.3%     2,412,555          6.73      Wal-Mart, Lowe's, Uptons(2)
  Peachtree City             1997        10,800     10,800    100.0%       221,950         20.55      Pike Nurseries
  Riverdale                  1989        80,186     22,401     94.6%       289,028         13.63      Kroger(2)
  Stockbridge                1988       162,779    162,779     97.9%       785,971          4.93      Kmart, Bruno's
  Stockbridge                1997        10,800     10,800    100.0%       221,950         20.55      Pike Nurseries
  Stone Mountain             1975        50,922     50,922     92.2%       274,918          5.85      -
  Suwanee                    1997        10,800     10,800    100.0%       201,250         18.63      Pike Nurseries
  Union City                 1986       181,957    100,005     97.2%       804,288          8.27      Wal-Mart(2), Ingles,
                                                                                                      Drug Emporium
  Warner Robins (3)          1997       145,939    145,939     96.5%     1,031,632          7.32      Lowe's
  Woodstock                  1995       164,453    164,453    100.0%     1,450,740          8.82      Wal-Mart
  Woodstock                  1997       132,847    132,847    100.0%           N/A          0.00      Lowe's
  Woodstock                  1997        11,020     11,020    100.0%       270,250         24.52      Pike Nurseries
                                        ------------------             -----------
    Sub Total                         4,936,634  4,034,318              28,945,093
    % of Portfolio Total                   46.2%      48.5%                   49.6%

KANSAS
  Topeka                     1976       125,657    125,657     52.4%       248,820          3.78      Bauersfeld's Grocery
                                        ------------------             -----------
    Sub Total                           125,657    125,657                 248,820
    % of Portfolio Total                    1.2%       1.5%                    0.4%

KENTUCKY
  Richmond                   1992       229,314    158,042    100.0%     1,007,748          6.38      Kmart, Lowe's(2), Food Lion
                                        ------------------             -----------
    Sub Total                           229,314    158,042               1,007,748
    % of Portfolio Total                    2.1%       1.9%                    1.7%


JDN REALTY CORPORATION AND JDN DEVELOPMENT COMPANY, INC.
OPERATING PORTFOLIO - DECEMBER 31, 1997

                                                                                              ANNUALIZED
                          YEAR BUILT/                                                         BASE RENT
                           RENOVATED        TOTAL         COMPANY   PERCENT    ANNUALIZED        PER
LOCATION                  OR EXPANDED       GLA (1)         GLA      LEASED    BASE RENT      LEASED SF      ANCHOR STORES
---------------------------------------------------------------------------------------------------------------------------------
MISSISSIPPI
  Jackson                    1996           328,239       107,980    95.6%       998,283          9.67    Target(2), Home
                                                                                                          Depot(2), Office Depot,
                                        -------------------------            -----------                  PetsMart, Fred's
    Sub Total                               328,239       107,980                998,283
    % of Portfolio Total                        3.1%          1.3%                   1.7%

NORTH CAROLINA
  Asheville                  1996           186,970       186,970    99.1%     1,749,011          9.44    Food Lion, Circuit City,
                                                                                                          Carmike Cinemas,
                                                                                                          Office Max, Michaels
  Greensboro                 1997           370,480       247,939    88.2%     2,036,310          9.31    Target(2), Kroger,
                                                                                                          Homeplace, Babies 'R Us,
                                                                                                          PETsMART
  Greenville                 1996           323,822       226,822   100.0%     2,477,198         10.92    Target(2), Kroger, T.J.
                                                                                                          Maxx, Circuit City,
                                                                                                          Barnes & Noble,
                                                                                                          Reading China
  Hendersonville           1988/1995        170,792       133,052   100.0%       720,848          5.42    Wal-Mart, Ingles
  Rockingham                 1988           168,776       168,776   100.0%       940,647          5.57    Wal-Mart, Lowe's,
                                                                                                          Harris Teeter
  Wallace                    1989           118,991       118,991   100.0%       540,966          4.55    Wal-Mart, Wilson's
  Wilmington                 1991           169,432       169,432   100.0%     1,103,327          6.51    Wal-Mart, Winn-Dixie
                                        -------------------------            -----------
    Sub Total                             1,509,263     1,251,982              9,568,310
    % of Portfolio Total                       14.1%         15.0%                  16.4%

OHIO
  Burlington               1991/1995        356,181       159,359   100.0%     1,039,609          6.52    Lowe's, Sam's Club(2),
                                        -------------------------            -----------                  Wal-Mart(2)
    Sub Total                               356,181       159,359              1,039,609
    % of Portfolio Total                        3.3%          1.9%                   1.8%

PENNSYLVANIA
  Monaca                     1997           142,514       142,514    94.6%     1,102,253          8.18    Lowe's
                                        -------------------------            -----------
    Sub Total                               142,514       142,514              1,102,253
    % of Portfolio Total                        1.3%          1.7%                   1.9%

SOUTH CAROLINA
  Charleston                 1991           188,886       188,886    98.9%     1,506,280          8.06    Wal-Mart, Food Lion
  Cheraw                     1990           111,029        45,099    97.6%       307,834          7.00    Wal-Mart(2), Food Lion
  Lake City                  1991           135,962       135,962   100.0%       724,231          5.33    Wal-Mart, Food Lion
  Sumter                     1987           158,293        19,143   100.0%       143,591          7.50    Wal-Mart(2), Kroger(2)
                                        -------------------------            -----------
    Sub Total                               594,170       389,090              2,681,936
    % of Portfolio Total                        5.6%          4.7%                   4.6%

TENNESSEE
  Chattanooga                1992           214,579       214,579    98.1%     1,529,025          7.26    Kmart, FoodMax
  Columbia                   1993            68,948        68,948   100.0%       516,214          7.49    FoodMax
  Farragut                   1991            71,311        71,311   100.0%       519,015          7.28    BI-LO
  Franklin                   1983           186,000        18,000   100.0%       135,377          7.52    Big Lots(2)
  Goodlettsville             1987            84,945        84,945   100.0%       700,243          8.24    Kroger
  Memphis                    1993            64,223        64,223   100.0%       540,808          8.42    Kroger
  Murfreesboro             1972/1993        117,750       117,750   100.0%       796,133          6.76    FoodMax
  Murfreesboro             1972/1994         71,028        71,028   100.0%       512,570          7.22    FoodMax
  Tullahoma                  1989            70,766        70,766    95.0%       420,160          6.25    BI-LO
                                        -------------------------            -----------
    Sub Total                               949,550       781,550              5,669,545
    % of Portfolio Total                        8.9%          9.4%                   9.7%

VIRGINIA
  Chester                  1977/1978        116,310       116,310   100.0%     1,004,512          8.64    Ukrop's, Rite-Aid
  Lexington                1989/1997         93,370        93,370    96.8%       510,066          5.64    Wal-Mart
  Midlothian                 1985            79,408        79,408    97.0%       668,698          8.68    Food Lion, CVS
  South Boston             1989/1997         90,330        90,330    95.4%       452,784          5.26    Wal-Mart
                                        -------------------------            -----------
    Sub Total                               379,418       379,418              2,636,060
    % of Portfolio Total                        3.6%          4.6%                   4.5%
  TOTAL                                  10,686,734     8,326,723    97.1%   $58,404,881        $ 7.23

================================================================================
(1) Total GLA includes anchor stores that are not owned by the Company.
(2) Anchor store that is not owned by the Company.
(3) Lowe's owned by JDN Development Company, Inc. Remainder of center owned by JDN Realty Corporation.
(4) Property held by JDN Development Company, Inc. through a joint venture interest.
(5) Wal-Mart owned by JDN Development Company, Inc. Remainder of center owned by JDN Realty Corporation.

JDN REALTY CORPORATION AND JDN DEVELOPMENT COMPANY, INC.
LEASE EXPIRATION SCHEDULE
DECEMBER 31, 1997


                                                                   ANNUALIZED                          PERCENT OF
                                  COMPANY GLA       ANNUALIZED       BASE RENT        PERCENT OF         ANNUALIZED
   LEASE           NUMBER OF     UNDER EXPIRING     BASE RENT        PER SQ. FT.      COMPANY GLA        BASE RENT
EXPIRATION          LEASES           LEASES       UNDER EXPIRING   UNDER EXPIRING   REPRESENTED BY     REPRESENTED BY
   YEAR            EXPIRING         (SQ. FT.)        LEASES*          LEASES*       EXPIRING LEASES    EXPIRING LEASES
------------------------------------------------------------------------------------------------------------------------
1998                     165            377,217      $ 3,145,487           $ 8.34               4.7%               5.3%
1999                     137            332,104        3,330,261            10.03               4.1%               5.6%
2000                     165            459,939        4,327,093             9.41               5.7%               7.2%
2001                      84            209,461        2,512,717            12.00               2.6%               4.2%
2002                      80            299,496        2,716,106             9.07               3.7%               4.5%
2003                      21            108,164          979,431             9.06               1.3%               1.6%
2004                      10            332,272        1,463,142             4.40               4.1%               2.5%
2005                      11            103,863          794,250             7.65               1.3%               1.3%
2006                      20            276,506        1,906,305             6.89               3.4%               3.2%
2007                       9             95,634          906,429             9.48               1.2%               1.5%
  Thereafter             100          5,486,598       37,813,030             6.89              67.9%              63.1%
                   ---------     --------------   --------------   --------------   ---------------    ---------------
Total or Average         802          8,081,254      $59,894,251           $ 7.41             100.0%             100.0%
                   =========     ==============   ==============   ==============   ===============    ===============

* Represents rates in effect at the time of lease expiration.